UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2006

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

Yukon Territory, Canada	0-24209	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2006, we issued a press release announcing our preliminary revenue for our quarter ended April 30, 2006 and disclosing the approximate percentage increases in our revenue from our quarter ended January 31, 2006 and our quarter ended April 30, 2005.

A copy of the press release issued May 3, 2006 announcing these results is attached to this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99.1	Press release issued May 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: May 4, 2006	By:	/s/ Jeff Finkelstein
Jeff Finkelstein
Chief Financial Officer